                                                                   Exhibit 10(i)

                             WAREHOUSING AGREEMENT

         THIS WAREHOUSING AGREEMENT ("Agreement") is entered into as of ___________ ____, 1997, by and between Kennametal Inc., a Pennsylvania corporation ("Kennametal"), and J&L America, Inc., a Michigan corporation ("J&L") and a wholly-owned subsidiary of JLK Direct Distribution Inc., a Pennsylvania corporation ("JLK") .

                                    RECITALS

         A. Kennametal owns all of the issued and outstanding Class B Common Stock, par value $.01 per share, of JLK, and JLK is a member of Kennametal's "affiliated group" of corporations for federal income tax purposes.

         B. JLK is effecting an initial public offering (the "JLK Offering") of shares of Class A Common Stock, par value $.01 per share, of JLK.

         C. Upon completion of the JLK Offering, JLK will cease to be a wholly-owned subsidiary of Kennametal.

         D. In connection with the consummation of the JLK Offering, J&L desires to appoint Kennametal, and Kennametal desires to become a warehousing agent for J&L, at the Locations (as defined herein).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of their mutual promises and obligations herein contained and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

         1.1 DEFINITIONS. As used in this Agreement, in addition to the terms defined in the Preamble and the Recitals, the following terms shall have the following meanings, applicable to both the singular and plural forms of the terms described:

         "BASE SERVICES" means the receiving, putting away, storing, picking, packing and shipping of the Products (as defined herein), the record keeping and cycle counts, the facilities and the costs associated with the operation and maintenance thereof, and such other expediting efforts as may be requested or required to effect the transactions contemplated herein.

         "EFFECTIVE DATE" means the date of this Agreement.

         "INTERCOMPANY AGREEMENTS" means collectively, (i) those certain agreements by and between Kennametal and JLK with respect to administrative services, product supply, tax-sharing, indemnification, intercompany debt/investment, non-competition and corporate opportunities, cash management and corporate matters; and (ii) those certain agreements by and between Kennametal and J&L with respect to leasing, shared facilities and warehousing.

         "LOCATIONS" means the warehouses, distribution centers and/or showrooms owned or controlled by Warehouser, listed and identified on Attachment A hereto, as modified in writing from time to time by the parties hereto.

         "PRODUCTS" means those products delivered by Warehousee to Warehouser for warehousing at the Locations, including, but not limited to, cutting tools, carbide and other tool inserts, abrasives, drills, machine tool accessories, hand tools, and other metalworking supplies.

         "WAREHOUSEE" means J&L.

         "WAREHOUSER" means Kennametal and its direct and indirect subsidiaries (other than JLK and its subsidiaries, including Warehousee).

         1.2 INTERNAL REFERENCES. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE 2
                                      TERM

         2.1 TERM. The term of this Agreement shall commence on the Effective Date and shall continue for ten (10) years, unless terminated earlier pursuant to Section 2.2, below, or extended by the mutual agreement of the parties.

         2.2 TERMINATION. (i) Either party shall have the right to terminate this Agreement upon the occurrence of any of the following events:

              (a) A material breach of this Agreement by either party that is not cured within thirty (30) days after receipt of written notice of such breach from the other party; or

              (b) A material breach of any of the Intercompany Agreements which is not cured within thirty (30) days after receipt of written notice of such breach from the other party; or

         (ii) Warehouser shall have the right to terminate this Agreement upon
(i) Warehouser or its affiliates owning shares representing less than a majority of the voting power of the outstanding common stock of JLK; or (ii) JLK owning shares representing less than a majority of the voting power of the outstanding common stock of J&L.

                                   ARTICLE 3
                                  APPOINTMENT

         3.1 Warehousee hereby appoints Warehouser and Warehouser or its affiliates accepts such appointment, as warehousing agent for the Locations and the Products. Warehouser also agrees to perform the Base Services for and on behalf of Warehousee pursuant to the terms and conditions set forth herein.

         3.2 Warehousee shall from time to time deliver to Warehouser such quantities of the Products as Warehousee shall determine, for storage in the Warehouser warehouses at the Locations.

         3.3 Warehouser shall accept, sign for, and be responsible for the Products upon delivery to Warehouser by the carrier. Warehouser shall notify Warehousee that the Products have been received by Warehouser at the Locations. If requested to do so by Warehousee, Warehouser shall verify the quantity and types of Products received against the carrier's bill of lading. Warehouser shall notify Warehousee, after receipt of Products, of any discrepancies between the quantity received and the carrier's bill of lading. Warehousee shall be responsible for and file all claims for shortages with the carrier.

                                   ARTICLE 4
                                  SEGREGATION

         Warehouser shall store the Products in its warehouses at the Locations in such a manner as to keep the Products segregated, separate and distinct from other materials or products stored in the warehouses, including other products and materials sold by Warehouser. Warehouser shall, through the posting of signs or otherwise, clearly identify the Products as being the property of Warehousee.

                                   ARTICLE 5
                                     TITLE

         Title to the Products delivered to Warehouser shall remain in Warehousee until Warehousee transfers the title to said Products to its customers.

                                   ARTICLE 6
                                INDEMNIFICATION

         6.1 WAREHOUSER. To the fullest extent permitted by law, Warehouser shall indemnify, defend, and hold harmless Warehousee and Warehousee' directors, officers, agents, and employees from and against all claims, losses, liabilities, judgments, damages, and expenses (including reasonable attorney's fees and court costs) for personal injury to or death of persons (including but not limited to Warehousee' employees and customers), and damage to Warehousee' property or facilities or the property of any other person or entity in any manner arising out of or caused by either the gross negligence or intentional misconduct of Warehouser or its employees or agents in connection with any of the Products. If requested by Warehousee, Warehouser shall, at its sole cost and expense, undertake the defense of Warehousee and its directors, officers, and employees in connection with any claim or action for which they are entitled to indemnity under this paragraph.

         6.2 WAREHOUSEE. To the fullest extent permitted by law, Warehousee shall indemnify, defend, and hold harmless Warehouser and Warehouser's directors, officers, agents, and employees from and against all claims, losses, liabilities, judgments, damages, and expenses (including reasonable attorney's fees and court costs) for personal injury to or death of persons (including but not limited to Warehouser's employees), and damage to Warehouser's property or facilities or the property of any other person or entity in any manner arising out of or caused by either the gross negligence or intentional misconduct of Warehousee or its employees or agents in connection with any of the Products. If requested by Warehouser, Warehousee shall, at its sole cost and expense, undertake the defense of Warehouser and its directors, officers, and employees in connection with any claim or action for which they are entitled to indemnity under this paragraph.

                                   ARTICLE 7
                                     LIENS

         Warehouser shall keep the Products free of liens, mortgages, and encumbrances of any kind while the Products are in Warehouser's possession.

                                   ARTICLE 8
                                     COSTS

         Warehouser shall assume and pay all costs and expenses incurred in the performance of this Agreement, including but not limited to the costs of warehousing the Products, plus other costs which are the specific obligation of Warehouser pursuant to this Agreement.

                                   ARTICLE 9
                                    SHIPMENT

         When Warehousee directs, Warehouser shall pick, pack and ship such quantities of the Products of Warehousee as Warehousee shall direct. Unless otherwise directed by Warehousee, shipment of the Products shall be by carriers selected by Warehouser. Warehousee shall bear all expenses of shipping the Products to the Locations and from the Locations. Warehouser shall forward to Warehousee reports indicating the quantity of each of the Products shipped from the Locations daily.

                                   ARTICLE 10
                                  COMPENSATION

         As compensation for the performance of the Base Services, Warehousee shall pay to Warehouser a charge based upon an allocation of costs (including overhead) to be agreed to by the parties after taking into account the Location, for each of the Products for which the Base Services were performed. Warehouser shall provide Warehousee with a monthly invoice indicating the total of all charges and shipping expenses incurred by Warehouser on behalf of Warehousee. The invoice will be payable by check, wire transfer, intercompany netting or by such other method(s) agreed to by the parties, within fifteen
(15) working days after the receipt thereof by Warehousee.

                                   ARTICLE 11
                                    RETURNS

         The return of Products accepted by Warehouser shall be in accordance with the guidelines, policies and procedures of Warehousee, all of which shall have been given to or otherwise communicated to Warehouser.

                                   ARTICLE 12
                            CYCLE COUNTS AND RECORDS

         12.1 Warehouser shall perform cycle counts in accordance with the policies, procedures and guidelines of Warehousee. Warehouser shall keep written records of: (a) the results of said cycle counts; (b) the amount of Products received by it at the Locations; (c) the amount of Products on hand at the Locations, from time to time; and (d) the amount of Products shipped from the Locations. Warehouser shall maintain records in sufficient detail to record the type and quantity of Products, the date of receipt and shipment and the carrier, including but not limited to all receipts, bills of lading or other shipping documents issued to it by carriers and all written directions for shipment.

         12.1 Warehousee shall, upon reasonable notice to Warehouser, have the right during Warehouser's usual business hours to audit, examine and make copies of all of Warehouser's records as the same relate to the warehousing of the Products and the providing of the Base Services. Warehouser shall provide to Warehousee monthly a written summary of the Products received, on hand and shipped by Warehouser during the previous month.

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

         13.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Pennsylvania without regard to principles of conflicts of laws of any jurisdiction.

         13.2 NOTICES. Any notice permitted or required by this Agreement shall be deemed given when sent by personal service, by certified or registered mail return receipt requested, postage prepaid, by facsimile transmission or by overnight delivery by a nationally recognized courier and addressed as follows:

IF TO WAREHOUSER:          Kennametal Inc.
                           State Route 981 South
                           P. O. Box 231
                           Latrobe, PA  15650
                           Attn: ______________________
                           Fax No.: ___________________

         IF TO WAREHOUSEE:     J&L America, Inc.
                               Livonia Executive Park
                               31800 Industrial Road
                               Livonia, Michigan 48150

         13.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed by both parties to this Agreement, shall be deemed to be an original, and all of which counterparts together shall constitute one and the same instrument.

         13.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, superseding all prior oral and written communications, proposals, negotiations, representations, understandings, courses of dealing, agreements, contracts, and the like between the parties.

         13.5 AMENDMENTS. This Agreement (or the Attachments) may be changed, amended, modified, or rescinded only by an instrument in writing signed by the party against which enforcement of such change, amendment, modification or rescission is sought.

         13.6 WAIVERS. No waiver by any party of any condition, or breach of any provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of any other condition or of the breach of any other provision of this Agreement.

         13.7 RELATIONSHIP. Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. Both parties are independent contractors and neither party is to be considered the agent or legal representative of the other for any purpose whatsoever.

         13.8 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, except that no obligation under this Agreement may be delegated, nor may this Agreement be assigned by either party, without the prior written consent of the other party. Any such purported assignment of this Agreement by either party without the prior written consent of the other party shall be void and without effect.

         13.9 THIRD PARTY BENEFICIARIES. Except as expressly provided in this Agreement, the parties hereto intend that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

KENNAMETAL INC.                               J&L AMERICA, INC.

By __________________________________         By _______________________________

Name ________________________________         Name _____________________________

Title _______________________________         Title ____________________________

                                  ATTACHMENT A

                                (THE LOCATIONS)

                             WAREHOUSING AGREEMENT

         THIS WAREHOUSING AGREEMENT ("Agreement") is entered into as of _____________ ____, 1997, by and between J&L America, Inc., a Michigan corporation ("J&L"), and a wholly owned subsidiary of JLK Direct Distribution Inc., a Pennsylvania corporation ("JLK"), and Kennametal Inc., a Pennsylvania corporation ("Kennametal").

                                    RECITALS

         A. Kennametal owns all of the issued and outstanding Class B Common Stock, par value $.01 per share, of JLK, and JLK is a member of Kennametal's "affiliated group" of corporations for federal income tax purposes.

         B. JLK is effecting an initial public offering (the "JLK Offering") of shares of Class A Common Stock, par value $.01 per share, of JLK.

         C. Upon completion of the JLK Offering, JLK will cease to be a wholly-owned subsidiary of Kennametal.

         D. In connection with the consummation of the JLK Offering, Kennametal desires to appoint J&L, and J&L desires to become a warehousing agent for Kennametal, at the Locations (as defined herein).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of their mutual promises and obligations herein contained and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

         1.1 DEFINITIONS. As used in this Agreement, in addition to the terms defined in the Preamble and the Recitals, the following terms shall have the following meanings, applicable to both the singular and plural forms of the terms described:

         "BASE SERVICES" means the receiving, putting away, storing, picking, packing and shipping of the Products (as defined herein), the record keeping and cycle counts, the facilities and the costs associated with the operation and maintenance thereof, and such other expediting efforts as may be requested or required to effect the transactions contemplated herein.

         "EFFECTIVE DATE" means the date of this Agreement.

         "INTERCOMPANY AGREEMENTS" means collectively, (i) those certain agreements by and between Kennametal and JLK with respect to administrative services, product supply, tax-sharing, indemnification, intercompany debt/investment, non-competition and corporate opportunities, cash management and corporate matters; and (ii) those certain agreements by and between Kennametal and J&L with respect to leasing, shared facilities and warehousing.

         "LOCATIONS" means the warehouses, distribution centers and/or showrooms owned or controlled by Warehouser, listed and identified on Attachment A hereto, as modified in writing from time to time by the parties hereto.

         "PRODUCTS" means those products delivered by Warehousee to Warehouser for warehousing at the Locations, including, but not limited to, cutting tools, carbide and other tool inserts, abrasives, drills, machine tool accessories, hand tools, and other metalworking supplies.

         "WAREHOUSEE" means Kennametal and its direct and indirect subsidiaries (excluding JLK and its subsidiaries).

         "WAREHOUSER" means J&L.

         1.2 INTERNAL REFERENCES. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE 2

                                      TERM

         2.1 TERM. The term of this Agreement shall commence on the Effective Date and shall continue for ten (10) years, unless terminated earlier pursuant to Section 2.2, below, or extended by the mutual agreement of the parties.

         2.2 TERMINATION. (i) Either party shall have the right to terminate this Agreement upon the occurrence of any of the following events:

              (a) A material breach of this Agreement by either party that is not cured within thirty (30) days after receipt of written notice of such breach from the other party; or

              (b) A material breach of any of the Intercompany Agreements which is not cured within thirty (30) days after receipt of written notice of such breach from the other party; or

         (ii) Warehousee shall have the right to terminate this Agreement upon
(i) Warehousee or its affiliates owning shares representing less than a majority of the voting power of the outstanding common stock of JLK; or (ii) JLK owning shares representing less than a majority of the voting power of the outstanding common stock of J&L.

                                   ARTICLE 3

                                  APPOINTMENT

         3.1 Warehousee hereby appoints Warehouser and Warehouser accepts such appointment, as warehousing agent for the Locations and the Products. Warehouser also agrees to perform the Base Services for and on behalf of Warehousee pursuant to the terms and conditions set forth herein.

         3.2 Warehousee shall from time to time deliver to Warehouser such quantities of the Products as Warehousee shall determine, for storage in the Warehouser warehouses at the Locations.

         3.3 Warehouser shall accept, sign for, and be responsible for the Products upon delivery to Warehouser by the carrier. Warehouser shall notify Warehousee that the Products have been received by Warehouser at the Locations. If requested to do so by Warehousee, Warehouser shall verify the quantity and types of Products received against the carrier's bill of lading. Warehouser shall notify Warehousee, after receipt of Products, of any discrepancies between the quantity received and the carrier's bill of lading. Warehousee shall be responsible for and file all claims for shortages with the carrier.

                                   ARTICLE 4

                                  SEGREGATION

         Warehouser shall store the Products in its warehouses at the Locations in such a manner as to keep the Products segregated, separate and distinct from other materials or products stored in the warehouses, including other products and materials sold by Warehouser. Warehouser shall, through the posting of signs or otherwise, clearly identify the Products as being the property of Warehousee.

                                   ARTICLE 5

                                     TITLE

         Title to the Products delivered to Warehouser shall remain in Warehousee until Warehousee transfers the title to said Products to its customers.

                                   ARTICLE 6

                                INDEMNIFICATION

         6.1 WAREHOUSER. To the fullest extent permitted by law, Warehouser shall indemnify, defend, and hold harmless Warehousee and Warehousee' directors, officers, agents, and employees from and against all claims, losses, liabilities, judgments, damages, and expenses (including reasonable attorney's fees and court costs) for personal injury to or death of persons (including but not limited to Warehousee' employees and customers), and damage to Warehousee' property or facilities or the property of any other person or entity in any manner arising out of or caused by either the gross negligence or intentional misconduct of Warehouser or its employees or agents in connection with any of the Products. If requested by Warehousee, Warehouser shall, at its sole cost and expense, undertake the defense of Warehousee and its directors, officers, and employees in connection with any claim or action for which they are entitled to indemnity under this paragraph.

         6.2 WAREHOUSEE. To the fullest extent permitted by law, Warehousee shall indemnify, defend, and hold harmless Warehouser and Warehouser's directors, officers, agents, and employees from and against all claims, losses, liabilities, judgments, damages, and expenses (including reasonable attorney's fees and court costs) for personal injury to or death of persons (including but not limited to Warehouser's employees), and damage to Warehouser's property or facilities or the property of any other person or entity in any manner arising out of or caused by either the gross negligence or intentional misconduct of Warehousee or its employees or agents in connection with any of the Products. If requested by Warehouser, Warehousee shall, at its sole cost and expense, undertake the defense of Warehouser and its directors, officers, and employees in connection with any claim or action for which they are entitled to indemnity under this paragraph.

                                   ARTICLE 7

                                     LIENS

         Warehouser shall keep the Products free of liens, mortgages, and encumbrances of any kind while the Products are in Warehouser's possession.

                                   ARTICLE 8

                                     COSTS

         Warehouser shall assume and pay all costs and expenses incurred in the performance of this Agreement, including but not limited to the costs of warehousing the Products, plus other costs which are the specific obligation of Warehouser pursuant to this Agreement.

                                   ARTICLE 9

                                    SHIPMENT

         When Warehousee directs, Warehouser shall pick, pack and ship such quantities of the Products of Warehousee as Warehousee shall direct. Unless otherwise directed by Warehousee, shipment of the Products shall be by carriers selected by Warehouser. Warehousee shall bear all expenses of shipping the Products to the Locations and from the Locations. Warehouser shall forward to Warehousee reports indicating the quantity of each of the Products shipped from the Locations daily.

                                   ARTICLE 10

                                  COMPENSATION

         As compensation for the performance of the Base Services, Warehousee shall pay to Warehouser a charge based upon an allocation of costs (including overhead) to be agreed to by the parties after taking into account the Location, for each of the Products for which the Base Services were performed. Warehouser shall provide Warehousee with a monthly invoice indicating the total of all charges and shipping expenses incurred by Warehouser on behalf of Warehousee. The invoice will be payable by check, wire transfer, intercompany netting or by such other method(s) agreed to by the parties, within fifteen
(15) working days after the receipt thereof by Warehousee.

                                   ARTICLE 11

                                    RETURNS

         The return of Products accepted by Warehouser shall be in accordance with the guidelines, policies and procedures of Warehousee, all of which shall have been given to or otherwise communicated to Warehouser.

                                   ARTICLE 12

                            CYCLE COUNTS AND RECORDS

         12.1 Warehouser shall perform cycle counts in accordance with the policies, procedures and guidelines of Warehousee. Warehouser shall keep written records of: (a) the results of said cycle counts; (b) the amount of Products received by it at the Locations; (c) the amount of Products on hand at the Locations, from time to time; and (d) the amount of Products shipped from the Locations. Warehouser shall maintain records in sufficient detail to record the type and quantity of Products, the date of receipt and shipment and the carrier, including but not limited to all receipts, bills of lading or other shipping documents issued to it by carriers and all written directions for shipment.

         12.2 Warehousee shall, upon reasonable notice to Warehouser, have the right during Warehouser's usual business hours to audit, examine and make copies of all of Warehouser's records as the same relate to the warehousing of the Products and the providing of the Base Services. Warehouser shall provide to Warehousee monthly a written summary of the Products received, on hand and shipped by Warehouser during the previous month.

                                   ARTICLE 13

                            MISCELLANEOUS PROVISIONS

         13.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Pennsylvania without regard to principles of conflicts of laws of any jurisdiction.

         13.2 NOTICES. Any notice permitted or required by this Agreement shall be deemed given when sent by personal service, by certified or registered mail return receipt requested, postage prepaid, by facsimile transmission or by overnight delivery by a nationally recognized courier and addressed as follows:

         IF TO WAREHOUSER:           J&L America, Inc.
                                     Livonia Executive Park
                                     31800 Industrial Road
                                     Livonia, MI  48150

         IF TO WAREHOUSEE:           Kennametal Inc.
                                     State Route 981 South
                                     P. O. Box 231
                                     Latrobe, PA  15650
                                     Attn:
                                     Fax No.:

         13.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed by both parties to this Agreement, shall be deemed to be an original, and all of which counterparts together shall constitute one and the same instrument.

         13.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, superseding all prior oral and written communications, proposals, negotiations, representations, understandings, courses of dealing, agreements, contracts, and the like between the parties.

         13.5 AMENDMENTS. This Agreement (or the Attachments) may be changed, amended, modified, or rescinded only by an instrument in writing signed by the party against which enforcement of such change, amendment, modification or rescission is sought.

         13.6 WAIVERS. No waiver by any party of any condition, or breach of any provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of any other condition or of the breach of any other provision of this Agreement.

         13.7 RELATIONSHIP. Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. Both parties are independent contractors and neither party is to be considered the agent or legal representative of the other for any purpose whatsoever.

         13.8 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, except that no obligation under this Agreement may be delegated, nor may this Agreement be assigned by either party, without the prior written consent of the other party. Any such purported assignment of this Agreement by either party without the prior written consent of the other party shall be void and without effect.

         13.9 THIRD PARTY BENEFICIARIES. Except as expressly provided in this Agreement, the parties hereto intend that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

KENNAMETAL INC.                           J&L AMERICA, INC.

By ___________________________________    By __________________________________

Name _________________________________    Name ________________________________

Title ________________________________    Title _______________________________

                                  ATTACHMENT A

                                (THE LOCATIONS)